UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2005

LANDRY’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-22150	76-0405386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 West Loop South

Houston, TX 77027

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 850-1010

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.25)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.12a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On November 8, 2005, Landry’s Restaurants, Inc. (the “Company”) announced financial results for the third quarter ended September 30, 2005. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit thereto, is being furnished and is not deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1933, except as otherwise expressly stated in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated November 8, 2005.

The information in this report, including the exhibit hereto, is not deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1933, except as otherwise expressly stated in such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2005	LANDRY’S RESTAURANTS, INC.

	By:	/s/ Steven L. Scheinthal

Steven L. Scheinthal Executive Vice President and General Counsel